SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 3, 2003

SYNPLICITY, INC.

(Exact Name of the Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-31545	77-0368779
(Commission File Number)	(I.R.S. Employer Identification No.)

600 West California Avenue, Sunnyvale, California	94086

(Address of Principal Executive Offices)	(Zip Code)

(408) 215-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other events.

On June 3, 2003, Synplicity, Inc. (“Synplicity”) issued a press release announcing the appointment of Thomas Weatherford to its Board of Directors and as Chairman of its Audit Committee.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit	Description

99.1	Press Release dated June 3, 2003 of Synplicity, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2003

SYNPLICITY, INC.

By:	/s/ BERNARD ARONSON
Bernard Aronson
Chief Executive Officer and President

By:	/s/ DOUGLAS S. MILLER
Douglas S. Miller
Vice President of Finance and Chief Financial Officer

SYNPLICITY, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated June 3, 2003 of Synplicity, Inc.